                                                                  EXHIBIT 10(v)

                              STATUS QUO AGREEMENT

                  THIS AGREEMENT dated October 22, 2002 is made

AMONG:

                                GERDAU STEEL INC.

                                     - and -

                           GERDAU COURTICE STEEL INC.
                            GERDAU MRM HOLDINGS INC.
                                 GERDAU USA INC.

                                     - and -

                       GERDAU NOVA SCOTIA HOLDING COMPANY

                                     - and -

                                  CO-STEEL INC.

                                     - and -

                       STATE STREET BANK AND TRUST COMPANY

                                     - and -

                      COMPUTERSHARE TRUST COMPANY OF CANADA
                           AS CANADIAN SECURITY AGENT

                                     - and -

                            THE TORONTO-DOMINION BANK
    AS ADMINISTRATION AGENT UNDER ONE OF THE CO-STEEL GROUP CREDIT AGREEMENTS
                                REFERRED TO BELOW

                                     - and -

                         PNC BANK, NATIONAL ASSOCIATION

                                     - and -

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                     - and -

                           U.S. PRIVATE PLACEMENT FUND

                                    - and -

                            THE TORONTO-DOMINION BANK
    AS ADMINISTRATION AGENT UNDER THE GERDAU LOAN AGREEMENT REFERRED TO BELOW

                                     - and -

                             2017387 ONTARIO LIMITED

BACKGROUND

          Gerdau Steel Inc. ("GERDAU STEEL") proposes to acquire common shares in Co-Steel Inc. ("CO-STEEL") representing approximately 64.8% (following completion of all related transactions) of the voting Capital Stock of Co-Steel on a fully diluted basis after issuance pursuant to certain proposed combination transactions (the "CO-STEEL COMBINATION TRANSACTIONS") outlined in more detail in the Management Information Memorandum of Co-Steel dated August 26, 2002 (the "MANAGEMENT INFORMATION MEMORANDUM"). The Co-Steel Combination Transactions contemplate the following transfers (the "TRANSFERS"):

          (i) the transfer by Gerdau Steel of all of the existing Capital Stock (the "EXISTING GERDAU CANADA SUBGROUP SHARES") in each of Gerdau Courtice Steel Inc. ("COURTICE"), Gerdau MRM
                Holdings Inc. ("MRM HOLDINGS") and Gerdau USA Inc.
                ("GERDAU USA") to 4104315 Canada Limited (the "GERDAU CANADA SUBGROUP INTERIM HOLDING COMPANY"),

          (ii) followed by a transfer of the Existing Gerdau Canada Subgroup Shares to Gerdau Nova Scotia Holding Company ("GERDAU CANADA SUBGROUP HOLDING COMPANY") and

          (iii) followed by a transfer of all of the issued Capital Stock in Gerdau Canada Subgroup Holding Company to Co-Steel.


          In order for the Co-Steel Combination Transactions (including the Transfers) to take place (i) Gerdau Steel, among others, must obtain the consent of The Toronto-Dominion Bank, acting in its capacity as administration agent for and on behalf of the lenders (the "GERDAU LENDERS' AGENT") under the amended and restated loan agreement initially dated November 8, 1996 (as further amended and restated on or before the date hereof, the "GERDAU LOAN AGREEMENT"), and (ii) Co-Steel must obtain the consent of the Co-Steel Lenders (as defined herein) under certain of the Co-Steel Group Credit Agreements (as defined herein). Neither the Gerdau Lenders' Agent nor the Co-Steel Lenders would consent to the Co-Steel Combination Transactions unless each of the other Persons expressed to be party to this Agreement agreed to preserve the status quo in respect of Gerdau Canada Subgroup Holding Company and the Intermediate Holding Company and the Capital Stock of each Gerdau Canada Subgroup Member in the manner contemplated by this Agreement.

          NOW THEREFORE, in consideration of the mutual obligations contained in this Agreement and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1       DEFINITIONS

          In this Agreement:

          "BANKRUPTCY PROCEEDING" means, with respect to any Person, any proceeding contemplated by any application, petition, assignment, filing of notice or other means, whether voluntary or involuntary and whether or not under the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), the Bankruptcy Code of the United States of America or any other like or similar legislation of any jurisdiction seeking any moratorium, reorganization, adjustment, composition, proposal, compromise, arrangement or other like or similar relief in respect of any or all of the obligations of such Person, seeking the winding up, liquidation or dissolution of such Person or all or any part of its property, seeking any judgment, order or declaration adjudging such Person insolvent or bankrupt, seeking the appointment (provisional, interim or permanent) of any Receiver or resulting, by operation of law, in the bankruptcy of such Person.

          "CAPITAL STOCK" means common shares, preferred shares or other equivalent equity interests (howsoever designated) of capital stock of a body corporate, equity preferred or common interests in a limited liability company, member or shareholder interests in an unlimited liability company, limited or general partnership interests in a partnership or any other equivalent of such ownership interest.

          "CO-STEEL GROUP CREDIT AGREEMENTS" means (i) the Credit Agreement dated as of April 30, 2002 between Co-Steel Inc. as Borrower, the companies therein named as Guarantors, the Lenders therein named, The Toronto-Dominion Bank as Administration Agent (the "ADMINISTRATION AGENT") and The Bank of Nova Scotia as Syndication Agent, (ii) the Second Amended and Restated Credit Agreement dated as of April 30, 2002 between Co-Steel Sayreville, Inc. as Borrower and PNC Bank, National Association as Lender, (iii) the Second Amended and Restated Credit Agreement dated as of April 30, 2002 between Co-Steel Raritan, Inc. as Borrower and PNC Bank, National Association as Lender, (iv) the Second Amended and Restated Note Agreement dated as of April 30, 2002 between Co-Steel Inc. as Issuer and The Prudential Insurance Company of America and U.S. Private Placement Fund as Purchasers and
          (v) the Intercreditor Agreement dated as of April 30, 2002 (the "CO-STEEL INTERCREDITOR AGREEMENT") among the Co-Steel Security Agents, the Administration Agent, The Prudential

          Insurance Company of America, U.S. Private Placement Fund and PNC Bank, National Association.

          "CO-STEEL GROUP MEMBER" means any one of Co-Steel and its consolidated Subsidiaries, excluding (i) the Gerdau Canada Subgroup and their respective subsidiaries, (ii) the Gerdau Canada Subgroup Holding Company, and (iii) the Intermediate Holding Company; and "CO-STEEL GROUP" means all of the Co-Steel Group Members.

          "CO-STEEL GROUP SYNDICATED CREDIT AGREEMENT" means the Co-Steel Group Credit Agreement referred to in clause (i) of the definition thereof.

          "CO-STEEL LENDERS" means (i) the parties to the Co-Steel Intercreditor Agreement (other than any of the Co-Steel Group), excluding the Co-Steel Security Agents and (ii) the Lenders party to the Co-Steel Group Syndicated Credit Agreement.

          "CO-STEEL LENDERS' SECURITY" means the Liens and guarantees granted by any of the Co-Steel Group and held from time to time by or for the benefit of the Co-Steel Lenders securing or intended to secure the payment or performance of the obligations of the Co-Steel Group under the Co-Steel Group Credit Agreements or any guarantee thereof.

          "CO-STEEL SECURITY AGENTS" means State Street Bank and Trust Company and Computershare Trust Company of Canada as the Security Agents party to the Co-Steel Intercreditor Agreement, and includes (as the context requires) any replacement security agent appointed under the Co-Steel Intercreditor Agreement.

          "GERDAU CANADA GROUP MEMBER" means any of Gerdau Steel and its consolidated subsidiaries, including the Gerdau Canada Subgroup and their respective subsidiaries, but excluding (i) each Co-Steel Group Member, (ii) the Gerdau Canada Subgroup Holding Company, and (iii) the Intermediate Holding Company; and "GERDAU CANADA GROUP" means all of them.

          "GERDAU CANADA SUBGROUP MEMBER" means any of Courtice, MRM Holdings and Gerdau USA; and "GERDAU CANADA SUBGROUP" means all of them.

          "GERDAU LENDERS" has the defined meaning assigned to "Lenders" in the Gerdau Loan Agreement.

          "GERDAU LENDERS' AGENT" has the defined meaning assigned to it in the Background to this Agreement, and includes (as the context requires) any replacement administration agent appointed under the Gerdau Loan Agreement.

          "GERDAU LENDERS' SECURITY" means the Liens and guarantees granted by any of the Gerdau Canada Group and Gerdau S.A. and held from time to time by or for the benefit of the Gerdau Lenders securing or intended to secure the payment or performance of the obligations of the Gerdau Canada Group under the Gerdau Loan Agreement or any guarantee thereof.

          "INTERMEDIATE HOLDING COMPANY" means 2017387 Ontario Limited, a corporation incorporated under the laws of the Province of Ontario as at the date hereof which may acquire all of the Capital Stock of the Gerdau Canada Subgroup Holding Company pursuant to the Intermediate Holding Company Transfer.

          "INTERMEDIATE HOLDING COMPANY TRANSFER" means a transfer to the Intermediate Holding Company by Co-Steel of all issued and outstanding Capital Stock of the Gerdau Canada Subgroup Holding Company pursuant to an Intermediate Holding Company Transfer Agreement.

          "INTERMEDIATE HOLDING COMPANY TRANSFER AGREEMENT" means a share purchase agreement between Co-Steel and the Intermediate Holding Company in the form of Exhibit 1 annexed hereto.

          "LIEN" means any mortgage, lien, pledge, assignment, charge, security interest, lease, trust or other arrangement intended as security, title retention agreement, conditional sale, rights reserved in any governmental body, registered lease of real property, hypothec, levy, execution, seizure, attachment, garnishment or other similar encumbrance and includes any contractual restriction which, if contravened, may give rise to an encumbrance.

          "PERSON" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, limited or unlimited liability company, corporation or other body corporate with or without share capital, unincorporated association, trust, estate, trustee, executor, administrator or other legal personal representative or Governmental Body.

          "RECEIVER" means, with respect to any Person, any receiver, manager, receiver and manager, custodian, sequestrator, liquidator, trustee or like or similar official in respect of such Person or all or any part of such Person's property.

          "REPAYMENT OF THE CO-STEEL OBLIGATIONS" means permanent and irrevocable payment to the Co-Steel Lenders in full of all obligations arising under, by reason of, or otherwise in respect of, the Co-Steel Group Credit Agreements and all guarantees thereof in accordance with
          (i) the express provisions of the Co-Steel Group Credit Agreements and such guarantees, (ii) any compromise or settlement agreement that is binding upon and enforceable against each and all of the Co-Steel Lenders and the Co-Steel Security Agents or (iii) a final order from a court of competent jurisdiction from which no further appeal lies or is taken that is binding on and enforceable against each and all of the Co-Steel Lenders and the Co-Steel Security Agents.

          "REPAYMENT OF THE GERDAU OBLIGATIONS" means permanent and irrevocable payment to the Gerdau Lenders in full of all obligations arising under, by reason of, or otherwise in respect of, the Gerdau Loan Agreement and all guarantees thereof in accordance with (i) the express provisions of the Gerdau Loan

          Agreement and such guarantees, (ii) any compromise or settlement agreement that is binding upon and enforceable against each and all of the Gerdau Lenders' Agent and the Gerdau Lenders or (iii) a final order of a court of competent jurisdiction from which no further appeal lies or is taken that is binding on and enforceable against each and all of the Gerdau Lenders' Agent and the Gerdau Lenders.

Terms defined in the Background to this Agreement are used in this Agreement with their respective meanings defined therein.

1.2       ADDITIONAL REFERENCES

          To the extent the context so admits, any reference in this Agreement to:

          "DISPOSE" shall be construed as lease, sell, transfer, license or otherwise dispose of any property, or the commercial benefits of use or ownership of (including the right to profit or gain from) any property, either legally or beneficially, whether in a single transaction or in a series of related transactions (other than the payment of money), and "DISPOSED", "DISPOSITION" and "DISPOSAL" shall be construed in like manner;

          "GUARANTEE" shall be construed as any guarantee, indemnity, letter of comfort or other assurance made in respect of any indebtedness, other obligation or financial condition of another, including (i) any purchase or repurchase agreement, (ii) any obligation to supply funds or invest in such other, or (iii) any keep-well, take-or-pay, through-put or other arrangement having the effect of assuring or holding harmless another against financial loss, or maintaining another's solvency or financial viability; but excluding endorsements on notes, bills and cheques presented to financial institutions for collection or deposit in the ordinary course of business, and "GUARANTEED" and "GUARANTEES" shall be construed in like manner.

          "INCLUDE", "INCLUDES" and "INCLUDING" shall be construed to be followed by the statement "without limitation" and none of such terms shall be construed to limit any word or statement which it follows to the specific or similar items or matters immediately following it;

          "RIGHTS" shall be construed as rights, title, benefits, interests, powers, authorities, discretions, privileges, immunities and remedies (actual or contingent, direct or indirect, matured or not, now existing or arising hereafter), whether arising by contract or statute, at law, in equity or otherwise, and "RIGHT" shall be construed in like manner;

          "OBLIGATIONS" shall be construed as indebtedness, obligations, responsibilities, duties and liabilities (actual or contingent, direct or indirect, matured or not, now existing or arising hereafter), whether arising by contract or statute, at law, in equity or otherwise, and "OBLIGED", "OBLIGATION" and "OBLIGATED" shall be construed in like manner; and

          "SUCCESSOR" of a party (the "relevant party") shall be construed so as to include (i) any amalgamated or other corporation of which the relevant party or any of its successors is one of the amalgamating or merging corporations, (ii) any Person to whom all or substantially all the assets of the relevant party is transferred, (iii) any corporation resulting from any court approved arrangement of which the relevant party or any of its successors is party, (iv) any corporation resulting from the continuance of the relevant party or any successor of it under the laws of another jurisdiction of incorporation and (v) any successor (determined as aforesaid or in any similar or comparable procedure under the laws of any other jurisdiction) of any corporation or Person referred to in clause (i), (ii), (iii) or (iv).

1.3       REFERENCES TO AGREEMENTS

          Each reference in this Agreement to any agreement (including this Agreement and any other defined term that is an agreement) shall be construed so as to include such agreement (including any attached schedules, appendices and exhibits) and each amendment, supplement, amendment and restatement, novation and other modification made to it at or before the time in question.

1.4       HEADINGS, ETC.

          The division of this Agreement into Articles, Sections and Subsections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section, Subsection, paragraph, subparagraph, clause or other portion of this Agreement.

1.5       NUMBER AND GENDER

          In this Agreement, words in the singular (including defined terms) include the plural and vice versa (the necessary changes being made to fit the context) and words in one gender include all genders.

                                   ARTICLE 2
                                   STATUS QUO

2.1       CONSENT TO TRANSFERS

          In consideration for, amongst other things, the agreements of each of the other parties expressed in this Agreement, (a) the Gerdau Lenders' Agent, on behalf of the Gerdau Lenders, consents to the Transfers contemplated by the Co-Steel Combination Transactions, subject to and upon the terms and conditions contained in the Gerdau Loan Agreement, and (b) each of the Co-Steel Lenders consents to the Transfers contemplated by the Co-Steel Combination Transactions, subject to and upon the terms and conditions contained in the Co-Steel Group Credit Agreements.

2.2 GERDAU CANADA SUBGROUP AGREEMENTS

          Each Gerdau Canada Subgroup Member agrees with the Gerdau Lenders' Agent that it will not, without the prior written consent of the Gerdau Lenders' Agent, (i) declare, set apart for payment or distribution, or pay any dividends or make any other distributions (including in specie distributions and Capital Stock dividends) on any of its existing or future Capital Stock, or redeem, retract, purchase for cancellation or retire or otherwise acquire for value in any manner any of its existing or future Capital Stock, or otherwise reduce its capital in any manner, (ii) issue any Capital Stock or rights to acquire Capital Stock, (iii) enter into any merger, amalgamation, arrangement, liquidation, winding-up, dissolution or similar transaction or (iv) amend its articles or memorandum of articles of association, or continue under any other statute or the laws of any other jurisdiction.

2.3 GERDAU CANADA SUBGROUP HOLDING COMPANY AND INTERMEDIATE HOLDING COMPANY AGREEMENTS

2.3.1 Gerdau Canada Subgroup Holding Company agrees with each of the Gerdau Lenders' Agent and the Co-Steel Lenders that it will not (unless required by applicable law), without the prior written consent of the Gerdau Lenders' Agent and, solely in respect of clauses (i), (ii), (iii), (iv), (v) and (vi) below, without the prior written consent of each of the Co-Steel Lenders, (i) conduct any business, except for the holding of the Existing Gerdau Canada Subgroup Shares, (ii) incur any contractual obligations, except those under this Agreement or the agreements required to be entered into by it pursuant to this Agreement or to complete the Co-Steel Combination Transactions (which must be in form and substance satisfactory to the Gerdau Lenders' Agent and the Co-Steel Lenders), (iii) receive any money or other property, except for the Existing Gerdau Canada Subgroup Shares in the manner contemplated by the Co-Steel Combination Transactions, (iv) make any distributions on any of its existing or future Capital Stock or redeem or purchase any of its existing or future Capital Stock, (v) enter into any merger, amalgamation, arrangement, liquidation, winding-up, dissolution or similar transactions, (vi) amend its memorandum or articles of association, or continue under any other statute or the laws of any other jurisdiction (which, for certainty, shall exclude registering as limited under the Companies Act (Nova Scotia) without amending or otherwise modifying its memorandum or articles of association except to the extent necessary to effect such registration as limited), (vii) authorize or permit any Gerdau Canada Subgroup Member to take any of the actions referred to in Section 2.2 hereof, (viii) dispose of any of the Capital Stock in any Gerdau Canada Subgroup Member (or any of its rights thereto), or any rights to acquire such Capital Stock (or any rights thereto), now or hereafter held or owned by it or in which it now or hereafter has rights or (ix) create or permit to subsist any Lien on any property or rights referred to in clause (viii) above other than the Gerdau Lenders' Security.


2.3.2 The Intermediate Holding Company agrees with each of the Gerdau Lenders' Agent and the Co-Steel Lenders that it will not (unless required by applicable law), without the prior written consent of the Gerdau Lenders' Agent and, solely in respect of clauses (i), (ii), (iii), (iv), (v) and (vi) below, without the prior written consent of each of the Co-Steel Lenders, (i) conduct any business, except for the holding of the issued Capital Stock in Gerdau Canada Subgroup Holding Company if the Intermediate Holding Company Transfer takes place, (ii) incur any contractual obligations, except those under this Agreement, the Intermediate

Holding Company Transfer Agreement or the agreements required to be entered into by it pursuant to this Agreement (which must be in form and substance satisfactory to the Gerdau Lenders' Agent and the Co-Steel Lenders), (iii) receive any money or other property, except for the issued Capital Stock in Gerdau Canada Subgroup Holding Company in the manner contemplated by the Intermediate Holding Company Transfer, (iv) make any distributions on any of its existing or future Capital Stock or redeem or purchase any of its existing or future Capital Stock, (v) enter into any merger, amalgamation, arrangement, liquidation, winding-up, dissolution or similar transactions, (vi) amend its articles or continue under any other statute or the laws of any other jurisdiction, (vii) authorize or permit the Gerdau Canada Subgroup Holding Company to take any of the actions referred to in Section 2.3.1 hereof, (viii) dispose of any of the Capital Stock in Gerdau Canada Subgroup Holding Company (or any of its rights thereto), or any rights to acquire such Capital Stock (or any rights thereto), now or hereafter held or owned by it or in which it now or hereafter has rights or (ix) create or permit to subsist any Lien on any property or rights referred to in clause (viii) above other than the Co-Steel Lenders' Security.


2.4       CO-STEEL AND INTERMEDIATE HOLDING COMPANY AGREEMENTS

2.4.1 Co-Steel agrees with the Gerdau Lenders' Agent that it will not, without the prior written consent of the Gerdau Lenders' Agent, (i) dispose of any of the Capital Stock in the Gerdau Canada Subgroup Holding Company (or any of its rights thereto), or any rights to acquire such Capital Stock (or any rights thereto), now or hereafter held or owned by it or in which it now or hereafter has rights, other than (y) to the Intermediate Holding Company pursuant to the Intermediate Holding Company Transfer or (z) pursuant to the Co-Steel Lenders' Security in accordance with Section 2.7.4 or (ii) except for the Co-Steel Lenders' Security, create or permit to subsist any Lien on any property or rights referred to in clause (i) above.

2.4.2 Co-Steel agrees with the Gerdau Lenders' Agent that it will not, without the prior written consent of the Gerdau Lenders' Agent, (i) dispose of any of the Capital Stock in the Intermediate Holding Company (or any of its rights thereto), or any of the rights to acquire such Capital Stock (or any rights thereto), now or hereafter held or owned by it or in which it now or hereafter has rights, other than pursuant to the Co-Steel Lenders' Security in accordance with Section 2.7.4 or (ii) except for the Co-Steel Lenders' Security, create or permit to subsist any Lien on any property or rights referred to in clause (i) above.

2.4.3 Co-Steel agrees with the Gerdau Lenders' Agent that it will not enter into any agreement, provide any direction (including, without limitation, any direction to any Receiver of any of the Gerdau Canada Subgroup, the Gerdau Canada Subgroup Holding Company and the Intermediate Holding Company), waiver or consent or knowingly take or fail to take any other action that would result in authorizing or agreeing to permit any Gerdau Canada Subgroup Member, the Gerdau Canada Subgroup Holding Company or the Intermediate Holding Company to take any action that would constitute a breach of any of Sections 2.2, 2.3 or 2.4 hereof. Co-Steel shall not challenge the validity, effect or priority of the Gerdau Lenders' Security. Without limiting the foregoing, Co-Steel will not (i) file any petition, application or motion that challenges the validity, effect or priority of the Gerdau Lenders' Security during any Bankruptcy Proceeding involving any Gerdau Canada Subgroup Member, the Gerdau Canada Subgroup Holding Company, or the Intermediate Holding Company or (ii) vote for any proposal or plan in such Bankruptcy Proceeding that would not give effect to this Agreement.

2.4.4 The Intermediate Holding Company agrees with the Gerdau Lenders' Agent that it will not enter into any agreement , provide any direction (including, without limitation, direct any direction to any Receiver of any of the Gerdau Canada Subgroup and the Gerdau Canada Subgroup Holding Company), waiver or consent or knowingly take or fail to take any other action that would result in authorizing or agreeing to permit any Gerdau Canada Subgroup Member or the Gerdau Canada Subgroup Holding Company to take any action that would constitute a breach of any of Sections 2.2 or 2.3 hereof. The Intermediate Holding Company shall not challenge the validity, effect or priority of the Gerdau Lenders' Security. Without limiting the foregoing, the Intermediate Holding Company will not (i) file any petition, application or motion that challenges the validity, effect or priority of the Gerdau Lenders' Security during any Bankruptcy Proceeding involving any Gerdau Canada Subgroup Member or the Gerdau Canada Subgroup Holding Company or (ii) vote for any proposal or plan in such Bankruptcy Proceeding that would not give effect to this Agreement.

2.5       LENDERS' AGREEMENT

2.5.1 Each of the Co-Steel Lenders and the Co-Steel Security Agents agrees with the Gerdau Lenders' Agent that it will not enter into any agreement or provide any waiver or consent, or direct any Receiver of any of the Gerdau Canada Subgroup, the Gerdau Canada Subgroup Holding Company, the Intermediate Holding Company or Co-Steel, that would result in authorizing or agreeing to permit any Gerdau Canada Subgroup Member, the Gerdau Canada Subgroup Holding Company, the Intermediate Holding Company or Co-Steel to take any action that, to the actual (not constructive) knowledge of any of the Co-Steel Lenders and the Co-Steel Security Agents, would constitute a breach of any of Sections 2.2,
2.3 and 2.4 hereof. The Co-Steel Lenders and the Co-Steel Security Agents agree with the Gerdau Lenders' Agent that none of them will (i) challenge the validity, effect or priority of the Gerdau Lenders' Security or (ii) assert any claim against any of the Gerdau Canada Subgroup, by reason of any right in Capital Stock issued by any of the Gerdau Canada Subgroup, the Gerdau Canada Subgroup Holding Company and the Intermediate Holding Company. Without limiting the foregoing, none of the Co-Steel Lenders and the Co-Steel Security Agents will (iii) file any petition, application or motion that challenges the validity, effect or priority of the Gerdau Lenders' Security during any Bankruptcy Proceeding involving any Gerdau Canada Subgroup Member, the Gerdau Canada Subgroup Holding Company, the Intermediate Holding Company or any Co-Steel Group Member or (iv) vote for any proposal or plan in such a Bankruptcy Proceeding that would not give effect to this Agreement.

2.5.2 The Gerdau Lenders' Agent agrees with the Co-Steel Lenders that none of the Gerdau Lenders' Agent and the Gerdau Lenders will enter into any agreement or provide any waiver or consent, or direct any Receiver of any of the Gerdau Canada Subgroup, the Gerdau Canada Subgroup Holding Company, the Intermediate Holding Company or Co-Steel, that would result in authorizing or agreeing to permit any Gerdau Canada Subgroup Member, the Gerdau Canada Subgroup Holding Company or the Intermediate Holding Company to take action that, to the actual (not constructive) knowledge of any of the Gerdau Lenders' Agent and the Gerdau Lenders, would constitute a breach of Sections 2.3 and 2.4 hereof. The Gerdau Lenders' Agent agrees with the Co-Steel Lenders that none of the Gerdau Lenders' Agent and the Gerdau Lenders will (i) challenge the validity, effect or priority of the Co-Steel Lenders' Security or (ii) assert any claim against Co-Steel in its capacity as the stockholder of Gerdau

Canada Subgroup Holding Company or the Intermediate Holding Company for liabilities of the Gerdau Canada Subgroup Holding Company or the Intermediate Holding Company. Without limiting the foregoing, none of the Gerdau Lenders and the Gerdau Lenders' Agent will (iii) file any petition, application or motion that challenges the validity, effect or priority of the Co-Steel Lenders' Security during any Bankruptcy Proceeding involving any Co-Steel Group Member, the Gerdau Canada Subgroup Holding Company or the Intermediate Holding Company or (iv) vote for any proposal or plan in such a Bankruptcy Proceeding that would not give effect to this Agreement.

2.6       ACKNOWLEDGMENT OF GERDAU LENDERS' SECURITY

2.6.1 Each of Gerdau Steel, the Gerdau Canada Subgroup, Gerdau Canada Subgroup Holding Company, the Intermediate Holding Company and Co-Steel hereby severally confirms to and agrees with the Gerdau Lenders' Agent that (i) the Liens expressed to be binding on the Existing Gerdau Canada Subgroup Shares under the Gerdau Lenders' Security shall be unaffected by the Transfers contemplated by the Co-Steel Combination Transactions and shall continue to be binding on the Existing Gerdau Canada Subgroup Shares in full force and effect, valid and enforceable in accordance with the respective terms and conditions expressed in the Gerdau Lenders' Security, and (ii) such Liens in favour of the Gerdau Lenders' Agent on the Existing Gerdau Canada Subgroup Shares shall continue, after each of the Transfers, to secure all present and future obligations expressed to be secured by the Gerdau Lenders' Security.

2.6.2 Each of Gerdau Steel, the Gerdau Canada Subgroup, Gerdau Canada Subgroup Holding Company and the Intermediate Holding Company hereby severally confirms to and agrees with the Co-Steel Lenders that (i) the Liens expressed to be binding on the Existing Gerdau Canada Subgroup Shares under the Co-Steel Lenders' Security shall be unaffected by the Intermediate Holding Company Transfer and shall continue to be binding on the Existing Gerdau Canada Subgroup Shares in full force and effect, valid and enforceable in accordance with the respective terms and conditions expressed in the Co-Steel Lenders' Security, and
(ii) such Liens in favour of the Co-Steel Security Agents on the Existing Gerdau Canada Subgroup Shares shall continue, after the Intermediate Holding Company Transfer, to secure all present and future obligations expressed to be secured by the Co-Steel Lenders' Security.

2.6.3     Co-Steel hereby confirms to and agrees with the Co-Steel Lenders that
(i) the Liens expressed to be binding on the Co-Steel Group under the Co-Steel Lenders' Security shall be unaffected by the Transfers contemplated by the Co-Steel Combination Transactions and shall continue to be binding on the Co-Steel Group in full force and effect, valid and enforceable in accordance with the respective terms and conditions expressed in the Co-Steel Lenders' Security, (ii) the Liens expressed to be binding on the Capital Stock of the Gerdau Canada Subgroup Holding Company under the Co-Steel Lenders' Security shall be unaffected by the Intermediate Holding Company Transfer and shall continue to be binding on such Capital Stock in full force and effect, valid and enforceable in accordance with the respective terms and conditions expressed in the Co-Steel Lenders' Security, and (iii) such Liens in favour of the Co-Steel Lenders and the Co-Steel Security Agents on the Co-Steel Group shall continue, after each of the Transfers and the Intermediate Holding Company Transfer, to secure all present and future obligations expressed to be secured by the Co-Steel Lenders' Security.

2.7       CREDIT FACILITIES INDEPENDENT

2.7.1 Each of the Co-Steel Lenders, the Co-Steel Security Agents and Co-Steel severally confirms to and agrees with each of the Gerdau Lenders' Agent, Gerdau Steel and the Gerdau Canada Subgroup that to the extent (if any) any provision of the Co-Steel Group Credit Agreements to which it is a party imposes any restrictions on, or otherwise affects, any of the rights, obligations, business activities, actions or omissions of any of the Gerdau Canada Group, such provision shall be void and of no force or effect as against the Gerdau Canada Group, the Gerdau Lenders' Agent and the Gerdau Lenders, save that Gerdau Steel will be restricted under the Co-Steel Group Credit Agreements from disposing of any Capital Stock in Co-Steel. For greater certainty, except as expressly stated in the last sentence of this Section 2.7.1, nothing in this Agreement is intended (i) to diminish the rights of the Co-Steel Lenders with respect to any Co-Steel Group Member or diminish any restrictions that any Co-Steel Lender may have imposed on any Co-Steel Group Member, (ii) to affect covenants requiring the computation of certain financial ratios and covenants that by operation of applicable law may include the Gerdau Canada Subgroup, such as those related to the Employee Retirement Income Security Act of the United States, as amended, (iii) to prohibit the Co-Steel Lenders from administering their respective loan documents or entering into amendments or waivers concerning their respective loan documents, (iv) to prohibit the Co-Steel Lenders from consenting to the terms of any such amendments or waivers, or (v) to require the consent of the Gerdau Lenders to any action taken by any of the Co-Steel Lenders and the Co-Steel Security Agents. With respect to the matters referred to in clauses (iii), (iv) and (v) above, this Section 2.7.1 shall not affect or prevail over the obligations of each of the Co-Steel Lenders and the Co-Steel Security Agents, or the restrictions expressly imposed under, Sections
2.5.1 and 2.7.4 hereof.

2.7.2 Each of the Gerdau Lenders' Agent, Gerdau Steel and the Gerdau Canada Subgroup severally confirms to and agrees with each of the Co-Steel Lenders and Co-Steel that to the extent (if any) any provision of the Gerdau Loan Agreement imposes any restrictions on, or otherwise affects, any of the rights, obligations, business activities, actions or omissions of any of the Co-Steel Group, such provision shall be void and of no force or effect as against the Co-Steel Group and the Co-Steel Lenders, save to the extent provided for under Sections 2.4 and 2.5 hereof. For greater certainty, except as expressly stated in the last sentence of this Section 2.7.2, nothing in this Agreement is intended (i) to diminish the rights of the Gerdau Lenders with respect to any Gerdau Canada Group Member or diminish any restrictions that any of the Gerdau Lenders may have imposed on any Gerdau Canada Group Member, (ii) to affect covenants requiring the computation of certain financial ratios and covenants that by operation of applicable law may include the Co-Steel Group, such as those related to the Employment Retirement Income Security Act of the United States, as amended, (iii) to prohibit the Gerdau Lenders from administering their respective loan documents or entering into amendments or waivers concerning their respective loan documents, (iv) to prohibit the Gerdau Lenders from consenting to the terms of any such amendments or waivers, or (v) to require the consent of any of the Co-Steel Lenders and the Co-Steel Security Agents to any action taken by any of the Gerdau Lenders' Agent and the Gerdau Lenders. With respect to the matters referred to in clauses (iii), (iv) and (v) above, this Section 2.7.2 shall not affect or prevail over the obligations of each of the Gerdau Lenders' Agent and the Gerdau Lenders, or the restrictions expressly imposed under, Sections 2.5.2 and 2.7.3 hereof.

2.7.3 Notwithstanding subsections 2.7.1 and 2.7.2 hereof, the Gerdau Lenders' Agent shall be entitled to a Lien on the Capital Stock in Co-Steel held by Gerdau Steel under the Gerdau Lenders' Security but none of the Gerdau Lenders' Agent and the Gerdau Lenders shall be entitled to foreclose upon or dispose of that Capital Stock pursuant to and in accordance with the provisions of the Gerdau Lenders' Security unless (i) the Co-Steel Lenders provide their written consent to such disposal or (ii) Repayment of the Co-Steel Obligations has taken place.

2.7.4 Notwithstanding subsections 2.7.1 and 2.7.2 above, the Co-Steel Lenders shall be entitled to a Lien on the Capital Stock in each of the Gerdau Canada Subgroup Holding Company and the Intermediate Holding Company, as applicable, held by Co-Steel under the Collateral Documents (as that term is defined in the Co-Steel Intercreditor Agreement) but none of the Co-Steel Lenders and the Co-Steel Security Agents shall be entitled to foreclose upon or dispose of that Capital Stock pursuant to and in accordance with the provisions of such Collateral Documents unless (i) the Gerdau Lenders' Agent provides its written consent to such disposal or (ii) Repayment of the Gerdau Obligations has taken place.

2.8       GERDAU STEEL AGREEMENTS

          Gerdau Steel agrees to pay all administrative costs (including legal and accounting fees and disbursements and government filing fees) of each of the Gerdau Canada Subgroup Holding Company and the Intermediate Holding Company associated with the preservation of their respective corporate existence in good standing, including the preparation of corporate tax returns and annual filings. Gerdau Steel shall have no right, and shall not seek, to receive reimbursement from any of the Co-Steel Group, the Gerdau Canada Subgroup Holding Company and the Intermediate Holding Company for any such payments.

                                   ARTICLE 3
                         GENERAL CONTRACTUAL PROVISIONS

3.1       BENEFIT OF AGREEMENT

          None of the Gerdau Canada Group, the Gerdau Canada Subgroup Holding Company, the Intermediate Holding Company or Co-Steel shall derive any rights under this Agreement, except under Section 2.1 hereof.

3.2       SEVERAL OBLIGATIONS OF LENDERS

3.2.1 The obligations of the Co-Steel Lenders under this Agreement are several and not joint or joint and several. No Co-Steel Lender shall have any liability hereunder by reason of the breach by any other Co-Steel Lender of such other Co-Steel Lender's obligations hereunder.

3.2.2 The obligations of the Gerdau Lenders under this Agreement are several and not joint or joint and several. No Gerdau Lender shall have any liability hereunder by reason of the breach by any other Gerdau Lender of such other Gerdau Lender's obligations hereunder.

3.3       SCOPE OF AGREEMENT

          Nothing in this Agreement is intended or shall be construed or interpreted so as to create any right or remedy in favour of anyone that is not a party to this Agreement.

3.4       FURTHER ASSURANCES

          Each party hereto shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, agreements and assurances as any party hereto may reasonably request from time to time in order to give effect to the provisions of this Agreement or for the better implementing or assuring the intent hereof.

3.5       NO RETROACTIVE EFFECT

          This Agreement is intended to govern the actions or omissions of the parties hereto that take place or occur after the execution and delivery hereof and is not intended to affect any actions or omissions that have taken place or occurred before the execution and delivery hereof.

3.6       TERMINATION

3.6.1 This Agreement shall cease to be binding upon the parties hereto if, as and when Repayment of the Gerdau Obligations has taken place, but without prejudice to any rights and obligations of each of the parties hereto which shall have accrued at or prior to such time.

3.6.2 This Agreement shall cease to be binding upon the Co-Steel Lenders and the Co-Steel Security Agents if, as and when Repayment of the Co-Steel Obligations has taken place, but without prejudice to any rights or obligations of each of the parties hereto which shall have accrued at or prior to such time.

3.7       GOVERNING LAW

          This Agreement shall be governed by and interpreted in accordance with the laws in force in the Province of Ontario, including the federal laws of Canada applicable therein.

3.8       INVALIDITY

          If any provision of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction from which no further appeal lies or is taken, that provision shall be deemed to be severed therefrom, and the remaining provisions of this Agreement shall not be affected thereby and shall remain valid and enforceable.

3.9       AMENDMENT

          This Agreement may only be amended, supplemented, otherwise modified, restated or novated by a written agreement signed by all of the parties hereto provided that the written agreement of the Co-Steel Lenders and the Co-Steel Security Agents shall not be required after this Agreement has ceased to be binding on them in accordance with Section 3.5.2 hereof.

3.10      BINDING EFFECT

          This Agreement shall enure to the benefit of and be binding on the parties hereto, their respective successors and assigns. None of the Gerdau Lenders' Agent, the Co-Steel Lenders and the Co-Steel Security Agents shall assign or transfer any of its rights or interests under any of the Gerdau Loan Agreement and the Co-Steel Group Credit Agreements to which it is party unless the assignee or transferee shall also be bound by this Agreement. Execution and delivery to the other parties hereto of a counterpart of this Agreement shall constitute an agreement to be so bound by such an assignee or transferee. Each reference in this Agreement to any party hereto shall (to the extent the context so admits) be construed accordingly to include reference to such successors and assigns.

3.11      NOTICES

          Any notice, demand, consent, approval or other communication to be made or given under or in connection with this Agreement (a "NOTICE") shall be in writing and may be made or given by personal delivery, by internet e-mail (confirmed by mail) or by facsimile addressed to the respective parties at their respective addresses set forth in the signature pages of this Agreement or to such other address as such party may from time to time notify the others in accordance with this Section 3.10. Any notice made or given by personal delivery shall be conclusively deemed to have been given at the time of actual delivery or, if made or given by internet e-mail (confirmed by mail) or by facsimile, at the opening of business on the first business day in the place of intended receipt following the transmittal thereof.

3.12      COUNTERPARTS

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed signature page of this Agreement by internet e-mail (in PDF format) or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          IN WITNESS WHEREOF the parties have executed this Agreement.

Address:            c/o Gerdau Steel Inc.                    GERDAU STEEL INC.
                    Orion Place
                    Box 1734                                 Per:______________________
                    Cambridge, Ontario                       Name:
                    N1R 7G8                                  Title:
Attention:          Glen Beeby
Telephone:          (519) 740-2488
Telecopier:         (519) 623-2062
E-Mail:             gbeeby@courticesteel.com


Address:            c/o Gerdau Steel Inc.                    GERDAU COURTICE STEEL INC.
                    Orion Place
                    Box 1734                                 Per:______________________
                    Cambridge, Ontario                       Name:
                    N1R 7G8                                  Title:
Attention:          Glen Beeby
Telephone:          (519) 740-2488
Telecopier:         (519) 623-2062
E-Mail:             gbeeby@courticesteel.com


Address:            c/o Gerdau Steel Inc.                    GERDAU MRM HOLDINGS INC.
                    Orion Place
                    Box 1734                                 Per:______________________
                    Cambridge, Ontario                       Name:
                    N1R 7G8                                  Title:
Attention:          Glen Beeby
Telephone:          (519) 740-2488
Telecopier:         (519) 623-2062
E-Mail:             gbeeby@courticesteel.com



Address:            c/o Gerdau Steel Inc.                    GERDAU USA INC.
                    Orion Place
                    Box 1734                                 Per:______________________
                    Cambridge, Ontario                       Name:
                    N1R 7G8                                  Title:
Attention:          Glen Beeby
Telephone:          (519) 740-2488
Telecopier:         (519) 623-2062
E-Mail:             gbeeby@courticesteel.com


Address:            c/o Gerdau Steel Inc.                    GERDAU NOVA SCOTIA HOLDING
                    Orion Place                              COMPANY
                    Box 1734                                 Per:______________________
                    Cambridge, Ontario                       Name:
                    N1R 7G8                                  Title:
Attention:          Glen Beeby
Telephone:          (519) 740-2488
Telecopier:         (519) 623-2062
E-Mail:             gbeeby@courticesteel.com


Address:            Hopkins Street South                     CO-STEEL INC.
                    Whitby, Ontario
                    L1N 5T1                                  Per:______________________
                                                             Name:
                                                             Title:
Attention:          Vice President & Chief Financial
                    Officer
Telephone:
Telecopier:         (905) 665-3720



Address:            2 Avenue de Lafayette                    STATE STREET BANK AND TRUST
                    6th Floor                                COMPANY, AS U.S. SECURITY AGENT
                    Boston, MA
                    02111                                    Per:______________________
                                                             Name:
                                                             Title:
Attention:          Corporate Trust Administration
                    (Co-Steel 2002 Intercreditor Agreement)
Telephone:          (617) 662-1685
Telecopier:         (617) 662-1465


Address:            Corporate Trust Services                 COMPUTERSHARE TRUST COMPANY
                    100 University Avenue                    OF CANADA, AS CANADIAN SECURITY AGENT
                    9th Floor, North Tower
                    Toronto, Ontario                         Per:______________________
                    M5J 2Y1                                  Name:
                                                             Title:
Attention:          Manager, Corporate Trust
Telephone:          (416) 263-9319
Telecopier:         (416) 981-9777


Address:            The Toronto-Dominion Bank                THE TORONTO-DOMINION BANK, AS ADMINISTRATION AGENT FOR
                    66 Wellington Street West                ITSELF AND ON BEHALF OF THE LENDERS UNDER THE CO-STEEL
                    38th Floor                               GROUP SYNDICATED CREDIT AGREEMENT
                    Toronto-Dominion Bank Tower
                    Toronto, Ontario                         Per:______________________
                    M5K 1A2                                  Name:
                                                             Title:
Attention:          Vice President, Loan Syndications -
                    Agency
Telephone:          (416) 983-6757
Telecopier:         (416) 982-5535
E-Mail:             wayne.shiplo@tdsecurities.com



Address:            One PNC Plaza                            PNC BANK, NATIONAL ASSOCIATION
                    18th Floor, 249 Fifth Avenue
                    Pittsburgh, Pennsylvania                 Per:______________________
                    15222                                    Name:
                                                             Title:
Attention:          Thomas McCool
Telephone:          (412) 762-2319
Telecopier:         (412) 762-4157


Address:            c/o Prudential Capital Group             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                    Four Gateway Center
                    7th Floor                                Per:______________________
                    100 Mulberry Street                      Name:
                    Newark, NJ                               Title:
                    07102

Attention:          Gwendolyn Foster
Telephone:
Telecopier:         Fax:  (973) 802-2333


Address:            c/o Prudential Private Placement         U.S. PRIVATE PLACEMENT FUND
                    Investors, Inc.                          BY:  PRUDENTIAL PRIVATE PLACEMENT
                    Four Gateway Center                      INVESTORS, L.P., INVESTMENT ADVISOR
                    7th Floor                                BY:  PRUDENTIAL PRIVATE PLACEMENT
                    100 Mulberry Street                      INVESTORS, INC., ITS GENERAL PARTNER
                    Newark, NJ
                    07102                                    Per:______________________
                                                             Name:
                                                             Title:
Attention:          Institutional Asset Management
Telephone:
Telecopier:



Address:            The Toronto-Dominion Bank                THE TORONTO-DOMINION BANK, AS
                    66 Wellington Street West                ADMINISTRATION AGENT FOR ITSELF
                    38th Floor                               AND ON BEHALF OF THE LENDERS
                    Toronto-Dominion Bank Tower              UNDER THE  GERDAU LOAN AGREEMENT
                    Toronto, Ontario
                    M5K 1A2                                  Per:______________________
                                                             Name:
                                                             Title:

Attention:          Vice President, Loan Syndications -
                    Agency
Telephone:          (416) 983-5030
Telecopier:         (416) 982-5535
E-Mail:             nigel.sharpley@tdsecurities.com


Address:            c/o Gerdau Steel Inc.                    2017387 ONTARIO LIMITED
                    Orion Place
                    Box 1734                                 Per:______________________
                    Cambridge, Ontario                       Name:
                    N1R 7G8                                  Title:
Attention:          Glen Beeby
Telephone:          (519) 740-2488
Telecopier:         (519) 623-2062
E-Mail:             gbeeby@courticesteel.com



                                    EXHIBIT 1

                 INTERMEDIATE HOLDING COMPANY TRANSFER AGREEMENT

          THIS AGREEMENT is made as of the __________ day of ________________, _____,

B E T W E E N:

                                 CO-STEEL INC.,
      a corporation incorporated under the laws of the Province of Ontario

                                 (the "VENDOR")

                                     - and -

                             2017387 ONTARIO LIMITED

                                (the "PURCHASER")

RECITALS:

A. The Vendor is the beneficial and registered owner of 10,000,001 common shares of Gerdau Nova Scotia Holding Company (the "Property");

B. The Vendor wishes to sell and the Purchaser wishes to purchase the Property;

C. The Vendor and the Purchaser intend that the "agreed amount" in respect of the Property be equal to the cost amount thereof to the Vendor within the meaning of the Income Tax Act (Canada) (the "Act") for the purpose of making an election under subsection 85(1) of the Act;

          NOW THEREFORE in consideration of the mutual covenants and agreements contained in this agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.        PURCHASE AND SALE

          The Vendor agrees to sell and the Purchaser agrees to purchase all of the Vendor's right, title and interest in and to the Property on the terms and conditions contained herein.

2.        PURCHASE PRICE

          The purchase price of the Property shall be equal to the fair market value of the Property at the date hereof (the "Fair Market Value"). The purchase price shall be satisfied by the issuance by the Purchaser to the Vendor of 10,000,000 common shares in the capital stock of the Purchaser (the "Shares").

3.        ELECTION

          The Vendor and the Purchaser shall jointly elect in prescribed form and within the prescribed time under subsection 85(1) of the Act as to the amount they have agreed upon to be deemed to be the Vendor's proceeds of disposition of the Property sold hereunder and the Purchaser's cost thereof. The Vendor and the Purchaser agree that the amount that shall be deemed to be the Vendor's proceeds of disposition and the Purchaser's cost in respect of which such election is made shall be the "cost amount" within the meaning of the Act to the Vendor of the Property.

          For greater certainty, the prescribed form referred to above is the Department of National Revenue Form T2057 and the time prescribed for filing the election is the date that is the earlier of the day on or before which either the Vendor or the Purchaser is required to file a return of its income under the Act for the taxation year in which the sale of the Property occurred.

4.        COMPLETION OF THE TRANSACTION

          This agreement shall be completed contemporaneously with the execution hereof at which time the following shall occur:

          4.1 the Vendor shall execute and deliver to the Purchaser all such documents, certificates and instruments and do all such other acts and things as the Purchaser may consider necessary or desirable, acting reasonably, to effectively transfer and assign the Property to the Purchaser and to deliver possession thereof to or at the direction of the Purchaser; and

          4.2 the Purchaser shall issue to or at the direction of the Vendor the Shares.

5.        FURTHER ASSURANCES

          Each of the parties hereto shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party hereto may reasonably require from time to time for the purpose of giving effect to this agreement and shall use its best efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this agreement.

6.        GOVERNING LAW

          This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

          IN WITNESS WHEREOF the parties hereto have executed this agreement.

                                        CO-STEEL INC.


                                        Per:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        2017387 ONTARIO LIMITED


                                        Per:
                                            ------------------------------------
                                        Name:
                                        Title: